UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2022
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Joby Aviation, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware			001-39524	98-1548118
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

2155 DELAWARE AVENUE
SUITE #225
SANTA CRUZ	,	California		95060
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s Telephone Number, Including Area Code: 831 201-6700
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JOBY	New York Stock Exchange
Warrants to purchase common stock	JOBY WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On November 4, 2022, Joby Aero, Inc., a wholly-owned subsidiary of Joby Aviation, Inc., (the “Company”) entered into a Purchase and Sale Agreement (the “Agreement”) with Frederick Electronics Corporation, a Maryland corporation (“Frederick”) and Plantronics, Inc., a Delaware corporation (“Plantronics” and, together with Frederick, the “Seller”). Pursuant to the terms of the Agreement, the Company agreed to purchase certain real property, improvements and other assets (the “Property”) from the Seller for a purchase price of $25,500,000 (the “Purchase Price”).
The Property consists of approximately 162,000 square feet across five buildings located at 345 Encinal Street, Santa Cruz, California. The Company has agreed to lease back to the Plantronics a portion of the Property for up to 12 months.
Under the Agreement, the Company will deposit $400,000 in escrow (the “Deposit”) within five days after entering into the Agreement.
If the Company elects to proceed with the purchase of the Property, the closing of the transaction (the “Closing”) will occur on November 30, 2022. If the Closing does not occur because of the Company’s failure to timely perform any of its obligations under the Agreement, the Deposit will be paid to the Seller as liquidated damages. If the Closing does not occur for any other reason, the Deposit will be returned to the Company.
The foregoing description of the Agreement is a summary and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Purchase and Sale Agreement, dated November 4, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Joby Aviation, Inc.

Date:	November 9, 2022	By:	/s/ Matthew Field
		Name:	Matthew Field
		Title:	Chief Financial Officer